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                                                       [EXECUTION COPY]

                   THIRD AMENDMENT AND LIMITED WAIVER

                                   TO

                  AMENDED AND RESTATED CREDIT AGREEMENT


          THIS THIRD AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 25, 1997 (this "THIRD AMENDMENT") is entered into between Kaynar Technologies Inc., a Delaware corporation (the "BORROWER") and General Electric Capital Corporation, a New York corporation (the "LENDER") and relates to that certain Amended and Restated Credit Agreement dated as of August 12, 1996, between the Borrower and the Lender (as previously amended as of December 17, 1996 and April 30, 1997 and as further supplemented or otherwise modified from time to time through the date hereof, the "CREDIT AGREEMENT").

                          W I T N E S S E T H:

          WHEREAS, the Borrower and the Lender have entered into the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement (i) to revise the amortization schedule for the repayment of the Term Loan (after giving effect to a $6,000,000 prepayment thereof made in connection herewith), (ii) to increase the Revolving Credit Commitment from $15,000,000 to $21,000,000, (iii) to include 50% of the value of "Eligible Inventory" (as defined below) in the calculation of the Borrowing Base, (iv) to increase the maximum amount of permitted Capital Expenditures for Fiscal Year 1997 to $13,000,000 and (v) to effect other amendments, all as more fully described herein; and

          WHEREAS, the Borrower has also requested that the Lender waive certain provisions of the Credit Agreement and the Defaults and Events of Default resulting therefrom, as more fully described herein;

          NOW, THEREFORE, in consideration of the above premises, the Borrower and the Lender agree as follows:

          1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

          2. AMENDMENTS TO THE CREDIT AGREEMENT. Upon the "Effective Date" (as defined in SECTION 5 below), the Credit Agreement is hereby amended as follows:

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               2.1  AMENDMENTS TO SECTION 1.01.  Section 1.01 of the
Credit Agreement is amended as follows:

               (a) The definition of "Borrowing Base" is hereby amended to amend and restate clause (b) thereof to read as follows:

               (b) an amount equal to 85% of Eligible Accounts, PLUS 50% of the book value of Borrower's Eligible Inventory valued on a first-in, first-out basis (at the lower of cost or market), MINUS reserves as the Lender may deem necessary or appropriate in its reasonable credit judgment.

               (b) The definition of "Cash Equivalents" is hereby amended and restated in its entirety to read as follows:

                    "CASH EQUIVALENTS" means (i) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; (ii) shares of an open-end investment company registered pursuant to the Investment Company Act of 1940, as amended, and operated as a money-market fund in accordance with Rule 2a-7 issued thereunder; and (iii) domestic and eurodollar certificates of deposit and time deposits, bankers' acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations), which, at the time of acquisition, are rated A-1 (or better) by Standard & Poor's Corporation or Prime-1 (or better) by Moody's Investors Services, Inc.; PROVIDED, that the maturities of such Cash Equivalents shall not exceed one year.

               (c) The following definition of "Eligible Inventory" is added in proper alphabetical order:

                    "ELIGIBLE INVENTORY" means that Inventory of the Borrower that strictly complies with all of the Borrower's representations and warranties to the Lender with respect to Inventory, and that are and at all times shall continue to be acceptable to the Lender in all respects, PROVIDED, HOWEVER, that standards of eligibility may be fixed and revised from time to time by the Lender in its reasonable credit judgment. Without limiting the foregoing, the Lender does not

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          CURRENTLY intend to treat the following as Eligible Inventory:

                    (a) Inventory that is not owned by Borrower free and clear of all Liens and rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure Borrower's performance with respect to that Inventory), except the Liens in favor of Lender;

                    (b) Inventory that is (i) not located on premises owned or leased by Borrower in the District of Columbia or any state of the United States of America or (ii) is stored with a bailee, warehouseman or similar Person, unless Lender has given its prior consent thereto and unless (x) a satisfactory bailee letter or landlord waiver has been delivered to Lender, or (y) reserves satisfactory to Lender have been established with respect thereto, or (iii) located at any site if the aggregate book value of Inventory at any such location is less than $100,000;

                    (c) Inventory that is placed on consignment, is in transit or is otherwise not located on premises owned or leased by Borrower;

                    (d) Inventory that is covered by a negotiable document of title, unless such document and evidence of acceptable insurance covering such Inventory have been delivered to Lender;

                    (e) Inventory that in Lender's reasonable determination is excess, obsolete, unsalable, shopworn, seconds, damaged or unfit for sale;

                    (f) Inventory that consists of items other than (i) finished goods or (ii) raw materials consisting of sheet metal, wire coil and bar stock;

                    (g) Inventory that consists of goods which have been returned by the buyer for reason of defectiveness or are of a type which cannot be resold at the same price;

                    (h) Inventory that is not of a type held for sale in the ordinary course of Borrower's business;

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                    (i)  Inventory as to which Lender's Lien is not a first
               priority perfected Lien;

                    (j) Inventory which consists of Contaminants or goods that can be transported or sold only with licenses that are not readily available;

                    (k) Inventory that is not covered by casualty insurance acceptable to Lender;

                    (l) Inventory with respect to which all or a portion of the value thereof is attributable to "freight-in" charges, to the extent of such attributable value; or

                    (m) Inventory that is otherwise unacceptable to Lender in its reasonable credit judgment.

               (d) The following definition of "New Third Amendment" is added in proper alphabetical order:

                    "NEW THIRD AMENDMENT" means the Third Amendment and Limited Waiver to Amended and Restated Credit Agreement dated as of June 25, 1997, between the Borrower and the Lender.

               (e) The following definition of "New Third Amendment Effective Date" is added in proper alphabetical order:

                    "NEW THIRD AMENDMENT EFFECTIVE DATE" means the "Effective Date" under (and as defined in) the New Third Amendment.

               (f) The definition of "Revolving Credit Commitment" is hereby amended and restated in its entirety to read as follows:

                    "REVOLVING CREDIT COMMITMENT" means the obligation of the Lender to make Revolving Loans and to issue, or cause to be issued, Letters of Credit pursuant to the terms and conditions of this Agreement (and, for the applicable period, the Existing Credit Agreement), in an aggregate amount (including all Letter of Credit Obligations and the principal amount of all Revolving Loans) which shall not exceed (i) from the Initial Closing Date through and including December 31, 1994, $6,500,000, (ii) from January 1, 1995 until the Third Amendment Effective Date, $5,000,000, (iii) from the Third Amendment Effective Date until the New

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         First Amendment Effective Date, $9,500,000, (iv) from the New First
         Amendment Effective Date until the New Third Amendment Effective Date, $15,000,000, and (v) from the New Third Amendment Effective Date until the Revolving Credit Termination Date, $21,000,0000, as permanently reduced from time to time pursuant to SECTION 3.01.

               2.2 AMENDMENTS TO SECTION 2.01(d)(i). Section 2.01(d)(i) of the Credit Agreement is hereby amended to amend and restate the amortization table set forth therein as follows:

          PAYMENT DATE                  PRINCIPAL INSTALLMENT

          July 1, 1997                       $ 100,000
          October 1, 1997                    $ 100,000
          January 1, 1998                    $ 100,000
          April 1, 1998                      $ 100,000
          July 1, 1998                       $ 100,000
          October 1, 1998                    $ 100,000

               2.3 AMENDMENT TO SECTION 2.02(e)(i). Section 2.02(e)(i) is hereby amended by deleting the second and third sentences thereof in their entirety and substituting the following sentences in lieu thereof:

         On the Third Amendment Effective Date, the Borrower executed and delivered to the Lender a substitute promissory note in the form of EXHIBIT J attached hereto and made a part hereof, evidencing the then existing Revolving Credit Commitment. On the New First Amendment Effective Date, the Borrower executed and delivered to the Lender a second substitute promissory note in the form of EXHIBIT J-A attached hereto and made a part hereof, evidencing the then existing Revolving Credit Commitment. On the New Third Amendment Effective Date, the Borrower shall execute and deliver to the Lender a third substitute promissory note, in substantially the form of EXHIBIT J-B attached hereto and made a part hereof, evidencing the Revolving Loans and the Revolving Credit Commitment (the "Revolving Credit Note").

               2.4 AMENDMENT TO SECTION 5.01. Section 5.01 of the Credit Agreement is hereby amended by adding the following representation and warranty as subsection (bb) thereof:

                   (bb) ELIGIBLE INVENTORY. From and after the New Third Amendment Effective Date, all Eligible Inventory is, as of the date as of which any Revolving


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         Loan is made or requested or any Letter of Credit is issued hereunder or a Borrowing Base Certificate is delivered, is of good and merchantable quality, free from material defects.

               2.5 AMENDMENTS TO SECTION 8.01. Section 8.01 of the Credit Agreement is hereby amended as follows:

               (a) to delete the word "and" at the end of clause (x) thereof in its entirety;

               (b) to delete the period (".") at the end of clause (xi) thereof in its entirety and to substitute in lieu thereof "; and"; and

               (c)  to add the following new clause (xii):

                    (xii) Indebtedness arising from the intercompany loan from the Borrower to RCL of $2,000,000 as evidenced by the promissory note dated as of May 9, 1997, PROVIDED that such promissory note has been delivered to the Lender pursuant to the Security Agreement, together with an endorsement in blank relating thereto.

               2.6 AMENDMENTS TO SECTION 8.04. Section 8.04 of the Credit Agreement is hereby amended:

               (a)  to delete the reference to "SECTION 8.01(vii)" in clause
     (vi) thereof in its entirety and to substitute in lieu thereof "SECTIONS 8.01(vii) AND (xii)".

               (b) to delete the reference to "$600,000" in clause (viii) thereof in its entirety and to substitute in lieu thereof "$1,500,000".

               2.7 AMENDMENT TO SECTION 9.05. Section 9.05 of the Credit Agreement is hereby amended by deleting in its entirety the reference to "$7,500,000" as the Maximum Amount for Fiscal Year 1997 and inserting in lieu thereof "$13,000,000".

               2.8 AMENDMENT TO SECTION 11.06(b). Section 11.06(b) of the Credit Agreement is hereby amended by deleting the address of the Borrower and substituting the following in lieu thereof:

                    Kaynar Technologies Inc.
                    500 North State College Boulevard
                    Orange, California 92868
                    Attention:  David A. Werner


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                    Telecopier No. (714) 712-4909

               2.9 AMENDMENTS TO EXHIBITS. A new Exhibit J-B is hereby added to the Credit Agreement in the form of ANNEX A attached hereto and made a part hereof.

          3. LIMITED WAIVER. As of the Effective Date, the Lender hereby waives (a) the provisions of Section 3.01(b)(ii) of the Credit Agreement in respect of (and solely in respect of) the requirement that the Borrower make a mandatory prepayment under such Section based on the amount of Excess Cash Flow for Fiscal year 1996 and any Default or Event of Default under Section 10.01(a) of the Credit Agreement resulting from the Borrower's failure to make such prepayment within the time period specified in Section 3.01(b)(ii) of the Credit Agreement, (b) the provisions of Section 8.01 of the Credit Agreement in respect of (and solely in respect of) the Borrower's having made a loan to RCL in a principal amount of $2,000,000 evidenced by the promissory note dated as of May 9, 1997 and any Default or Event of Default under
Section 10.01(b) of the Credit Agreement resulting therefrom,(c) the provisions of Section 8.04 of the Credit Agreement in respect of (and solely in respect of) the Borrower's having Investments, funded by proceeds from its initial public offering, in a money market mutual fund, and any Default or Event of Default under Section 10.01(b) of the Credit Agreement resulting therefrom and (d) the Defaults and Events of Default under Section 10.01(e) of the Credit Agreement resulting from "Defaults" and "Events of Default" under (and as defined in) the RCL Loan Agreement, as set forth in the waiver letter of even date herewith from the Lender to RCL.

          4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that, as of the Effective Date and after giving effect to this Third Amendment:

          (a) All of the representations and warranties of the Borrower contained in this Third Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

          (b) No Potential Event of Default or Event of Default has occurred or is continuing or will result after giving effect to this Third Amendment; and

          (c) The Borrower has not voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in


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     part, any right to or interest in any of the "Released Claims" (as defined in SECTION 6 below) purported to be released by this Third Amendment.

          5. EFFECTIVE DATE. This Third Amendment shall become effective as of the date first written above (the "EFFECTIVE DATE") upon the satisfaction of each of the following conditions:

          (a) the Lender shall have received each of the following documents, in each case in form and substance satisfactory to the Lender:

               (i) counterparts hereof executed by the Borrower and the Lender;

               (ii) a Revolving Credit Note substantially in the form of EXHIBIT J-B to the Credit Agreement (as added by this Third Amendment), duly executed by the Borrower;

               (iii) a certificate of the chief financial officer of the Borrower certifying that all conditions precedent to the effectiveness of this Third Amendment have been satisfied;

               (iv) a certificate of the Secretary or Assistant Secretary of the Borrower dated the Effective Date certifying (A) the names and true signatures of the incumbent officers of the Borrower authorized to sign this Third Amendment and the other Transaction Documents executed in connection with this Third Amendment to which it is a party, (B) that the By-laws of the Borrower have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of the Borrower delivered to the Lender and remain in full force and effect as of the Effective Date, (C) that the Articles of Incorporation of the Borrower have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of Delaware delivered to the Lender and remain in full force and effect as of the Effective Date and (D) the resolutions of the Borrower's board of directors approving and authorizing the execution, delivery and performance of this Third Amendment and the other Transaction Documents executed in connection with this Third Amendment to which the Borrower is a party; and

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               (v)  such additional documentation as the Lender may
          reasonably request;

          (b) the Borrower shall have made a prepayment on the Term Loan in a principal amount of not less than $6,000,000.00;

          (c) no law, regulation, order, judgment or decree of any Governmental Authority shall, and the Lender shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Third Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect;

          (d) all of the representations and warranties of the Borrower contained in this Third Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

          (e) all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Third Amendment shall be satisfactory in all respects in form and substance to the Lender; and

          (f) no Event of Default or Potential Event of Default shall have occurred and be continuing on the Effective Date or will result after giving effect to this Third Amendment.

          6. OUTSTANDING INDEBTEDNESS. The Borrower hereby acknowledges and agrees that as of May 23, 1997 the aggregate outstanding principal amount of the Revolving Loans under the Credit Agreement was $127,952.54 and that the aggregate outstanding principal amount of the Term Loan under the Credit Agreement was $27,725,000 and that such principal amounts are payable pursuant to the Credit Agreement, as amended hereby, without offset, withholding, counterclaim or deduction of any kind. The Borrower, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns (collectively, the "RELEASORS"), hereby waives, releases and forever discharges the Lender, and its parent corporation, Subsidiaries and Affiliates, officers, directors, shareholders employees, attorneys, agents and servants, and its respective

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predecessors, successors, heirs and assigns (collectively, the "LENDER
PARTIES"), from any and all claims of every type, kind, nature, description or character, known and unknown, whensoever arising out of any actions or omissions of the Lender Parties, except all such claims of Affiliates of Lender arising out of sales of inventory in the ordinary course of business, occurring any time up to and including the date hereof, which in any way arise out of, are connected with or relate to the Credit Agreement or any other Loan Documents (the "RELEASED CLAIMS") and agrees not to bring any action in any judicial, administrative or other proceeding against the Lender Parties, alleging any such Released Claim or otherwise in connection with any such Released Claim.

          7.   REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

          (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) This Third Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment of any other term or condition of the Credit Agreement or any other Loan Document,
(ii) prejudice any right or rights which the Lender or Lender Parties may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Lender to agree to a similar transaction on a future occasion, (iv) be deemed or construed as an admission of liability with respect to the Released Claims or otherwise by the Lender Parties or (v) create any rights herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

          (c) Except to the extent specifically consented to herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed in full force and effect.

          8. MISCELLANEOUS. This Third Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

          9. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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          10.  GOVERNING LAW.  THIS THIRD AMENDMENT SHALL BE INTERPRETED, AND
THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Borrower and the Lender have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.



                         KAYNAR TECHNOLOGIES INC.


                         By:  /s/ David A. Werner
                            -------------------------------
                            Name:  David A. Werner
                            Title: Executive Vice President



                         GENERAL ELECTRIC CAPITAL CORPORATION


                         By:  /s/ Charles D. Chiodo
                            -------------------------------
                            Name:  Charles D. Chiodo
                            Title: Authorized Signatory




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                             ANNEX A
                               TO
               THIRD AMENDMENT AND LIMITED WAIVER



       FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE


                            Attached.







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